UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

Item 12.    Results of Operations and Financial Condition.

     On July 26, 2004, RPM International Inc. issued a press release announcing its fourth quarter and fiscal year ended May 31, 2004 results, which provided detail not included in previously issued reports. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM INTERNATIONAL INC.
Date: July 26, 2004	By:	/s/ Robert L. Matejka
Robert L. Matejka
Vice President-Chief Financial Officer and Controller

EXHIBIT INDEX

Exhibit	Description of Exhibit

99.1	Press Release issued by RPM International Inc., dated July 26, 2004, announcing the Company’s fourth quarter and fiscal year ended May 31, 2004 results.